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                                                                       EXHIBIT 5

First SunAmerica             New Business Documents        Overnight With Checks
Life Insurance Company       With Checks                   BONPC
733 Third Avenue             P. O. Box 100330              1111 Arroyo Parkway
New York, New York 10017     Pasadena, CA  91189-0001      Suite 150
                             Without Checks:               Lockbox # 100357
                             P.O. Box 54299                Pasadena, CA 91105
                             Los Angeles, CA 90054-0299

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DEFERRED ANNUITY APPLICATION                                     FSA-503 (02/00)
Do Not Use Highlighter.  PLEASE PRINT OR TYPE.
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A. OWNER
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Last Name                First Name                    Middle Initial

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Street Address

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City                     State                         Zip Code

Mo.    Day     Year       [ ]M  [ ]F                         (   )
-----------------------   ----------   -------------------   -------------------
Date Of Birth             Sex          SSN or TIN            Telephone Number

JOINT OWNER (If Applicable):
                            ----------------------------------------------------
                            Last Name      First Name          Middle Initial

Mo.   Day   Year   [ ]M [ ]F                                     (   )
------------------ --------- ------------ --------------------- ----------------
Date of Birth      Sex       SSN          Relationship to Owner Telephone Number

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B. ANNUITANT (Complete only if different from Owner)
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Last Name                First Name                    Middle Initial

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Street Address

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City                     State                         Zip Code

Mo.    Day     Year       [ ]M  [ ]F                         (   )
-----------------------   ----------   -------------------   -------------------
Date Of Birth             Sex          SSN                   Telephone Number

JOINT ANNUITANT (If Applicable):
                                ------------------------------------------------
                                Last Name     First Name       Middle Initial

Mo.    Day     Year       [ ]M  [ ]F                         (   )
-----------------------   ----------   -------------------   -------------------
Date Of Birth             Sex          SSN                   Telephone Number

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C. BENEFICIARY  (Please list additional beneficiaries, if any, in the special instructions section)
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 [X]Primary

           ------------------------------------   ----------------   -----------
           Last Name     First Name       M I     Relationship       Percentage

 [ ]Primary [ ]Contingent

           ------------------------------------   ----------------   -----------
           Last Name     First Name       M I     Relationship       Percentage

 [ ]Primary [ ]Contingent

           ------------------------------------   ----------------   -----------
           Last Name     First Name       M I     Relationship       Percentage

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D. TYPE OF CONTRACT  (If this is a transfer or 1035 Exchange, please complete form [F-2500NB] and submit it with this application)
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[ ]NON-QUALIFIED CONTRACT (MINIMUM $10,000)

[ ]QUALIFIED CONTRACT (MINIMUM $10,000)

               PLEASE INDICATE SPECIFIC CONTRACT TYPE BELOW:
               [ ] IRA TRANSFER [ ] IRA ROLLOVER
               [ ] ROTH IRA     [ ] OTHER_________

           [ ] Check included with this application for $_____________


                                     (OVER)


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E. ANNUITY DATE: Date annuity payments ("income payments") begin. (Must be at least 2 years after the Contract Date but not beyond the Annuitant's 90th birthday. NOTE: If left blank, the Annuity Date will default to the maximum for nonqualified and to 70 1/2 for qualified contracts.)
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Month          Day           Year
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F. ADDITIONAL INSTRUCTIONS (Additional Beneficiaries, Transfer Company
                            Information; etc.)
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G. INVESTMENT INSTRUCTIONS (Allocations must be expressed in whole percentages and the total allocation must equal 100%)
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
PAYMENT
ALLOCATIONS
STOCK         PORTFOLIO                   MANAGER
-----         ---------                   -------
_____%        Alliance Growth             Alliance Capital Mgmt. L.P.
_____%        Global Equities             Alliance Capital Mgmt. L.P.
_____%        Growth-Income               Alliance Capital Mgmt. L.P.
_____%        Davis Venture Value         Davis Selected Advisors, L.P.
_____%        Federated Value             Federated Investors
_____%        Goldman Sachs Research      Goldman Sachs Asset Mgmt.
_____%        MFS Growth & Income         Massachusetts Financial Services Co.
_____%        MFS Mid-Cap Growth          Massachusetts Financial Services Co.
_____%        Int'l Diversified Equities  Morgan Stanley Asset Mgmt.
_____%        Technology                  Morgan Stanley Asset Mgmt.
_____%        Emerging Markets            Putnam Investment Mgmt., Inc.
_____%        Int'l Growth and Income     Putnam Investment Mgmt., Inc.
_____%        Putnam Growth               Putnam Investment Mgmt., Inc.
_____%        Aggressive Growth           SunAmerica Asset Mgmt. Corp.
_____%        Blue Chip Growth            SunAmerica Asset Mgmt. Corp.
_____%        Growth Opportunities        SunAmerica Asset Mgmt. Corp.
_____%        Capital Appreciation        Wellington Mgmt. Co., LLP
_____%        Growth                      Wellington Mgmt. Co., LLP


PAYMENT
ALLOCATIONS
BOND            PORTFOLIO                  MANAGER
----            ---------                  -------
_____%          Corporate Bond             Federated Investors
_____%          Global Bond                Goldman Sachs Asset Mgmt., Intl.
_____%          Worldwide High Inc         Morgan Stanley Asset Mgmt.
_____%          High-Yield Bond            SunAmerica Asset Mgmt. Corp.
_____%          Gov't & Quality Bond       Wellington Mgmt. Co., LLP

 BALANCED
_____%          Asset Allocation           Goldman Sachs Asset Mgmt.
_____%          MFS Total Return           Massachusetts Financial Services Co.
_____%          SunAmerica Balanced        SunAmerica Asset Mgmt. Corp.

 CASH
_____%          Cash Management            SunAmerica Asset Mgmt. Corp.

 FIXED ACCOUNT OPTION
_____%          1-Year Fixed Account


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H. STATEMENT OF OWNER
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Will this contract replace an existing life insurance or annuity contract?
[ ] Yes [ ] No (If yes, please attach transfer forms, replacement forms and indicate below, the name of the existing issuing company and the contract number.)

---------------------------------             ----------------------------------
Company Name                                  Contract Number

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Application Form shall be a part of any Contract issued by the Company. I VERIFY MY UNDERSTANDING THAT THE PURCHASE PAYMENT AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF VARIABLE PORTFOLIO(S), ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF A RETURN OF THE PURCHASE PAYMENT IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION OF THE CONTRACT, I UNDERSTAND THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT TO THE CASH MANAGEMENT PORTFOLIO UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD. I FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE COMPANY WILL ALLOCATE MY FUNDS ACCORDING TO MY INVESTMENT INSTRUCTIONS. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR [ADVISOR] VARIABLE ANNUITY THE [SUNAMERICA SERIES TRUST AND ANCHOR SERIES TRUST]. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS. I FURTHER VERIFY MY UNDERSTANDING THAT THIS VARIABLE ANNUITY IS SUITABLE TO MY OWN OBJECTIVES AND NEEDS.

Signed at
         -----------------------------------------     -------------------------
         City                     State                Date

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Owner's Signature                        Joint Owner's Signature (If Applicable)

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Registered Representative's Signature

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I. LICENSED / REGISTERED REPRESENTATIVE INFORMATION
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Will this Contract replace in whole or in part any existing life insurance or annuity contract? [ ] Yes [ ] No

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Printed Name of Registered Representative    Social Security Number

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Representative's Street Address         City                  State         Zip

                         (   )
-----------------------  -----------------------------  ------------------------
Broker/Dealer Firm Name  Representative's Phone Number  Licensed Agent ID Number

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For Office Use Only



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